SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2003

SAVE THE WORLD AIR, INC.

(Exact name of registrant as specified in charter)

Nevada	0-29185	52-2088326

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5125 Lankershim Boulevard, North Hollywood, California 91601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 487-8000

29229 Canwood Street, Suite 206, Agoura Hills, California 91301

(Former name or former address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountant.
SIGNATURES
INDEX TO EXHIBITS
EX-16.1

Item 4. Changes in Registrant’s Certifying Accountant.

SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 16.1

Item 4. Changes in Registrant’s Certifying Accountant.

(a)	Resignation of principal accountant.

On November 25, 2003, we filed a Current Report on 8-K regarding the resignation of Good Swartz Brown & Berns as our principal independent accountants. During the last two fiscal years, Good Swartz Brown & Berns did not issue any audit reports containing a disclaimer or adverse or qualified opinion.

We have provided Good Swartz Brown & Berns, LLP with a copy of the disclosures contained in this Report and have requested that Good Swartz Brown & Berns, LLP furnish to us a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Report. We have received this letter and a copy of Good Swartz Brown & Berns, LLP letter to the SEC is attached as an Exhibit to this 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2003	SAVE THE WORLD AIR, INC

	By:	/s/ Eugene E. Eichler

Eugene E. Eichler Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

16.1	Letter from Good Swartz Brown & Berns LLP addressed to the Securities and Exchange Commission